                                                                 Exhibit 10.26

                                [Letterhead]


                           OEM LICENSING AGREEMENT

THIS AGREEMENT ("Agreement") is made and entered into as of June 25, 1998 (the "Effective Date"), by and between Prime Recognition Corporation, a California corporation ("PR"), with its principal place of business at Four Buttercup Street, San Carlos, CA 94070 and Restrac, Inc. ("Buyer"), a Delaware corporation, with its principal place of business at 91 Hartwell Ave., Lexington, MA 02173.

Introduction

Prime Recognition owns or controls relevant rights to the products described in Exhibit A ("Licensed Products"). Buyer wishes to license the Licensed Products for incorporation into the products described in Exhibit B ("Buyer's Products") and to distribute these products to third party customers.

1. License

a. Grant Subject to the terms and conditions of this Agreement, PR grants to Buyer a non-exclusive, non-transferable, world-wide, license during the term of this Agreement to (i) use Licensed Products (in object code form only) for Buyer's own internal use in its development of the Buyer's Products, (ii) copy Licensed Products solely to incorporate such copies into the Buyer's Products, and (iii) distribute such copies solely as part of the Buyer's Products. Buyer may sublicense its distribution rights, but not its right to reproduce copies, to its resellers. Notwithstanding the foregoing, Buyer may subcontract ability to duplicate diskettes for its own manufacturing purposes.

   Buyer shall not: (1) reverse engineer, decompile, disassemble, modify, or alter Licensed Products, or grant to any third party the right to do same, (2) market, distribute, or sublicense Licensed Products on a stand-alone basis or as part of any product other than the Buyer's Products, (3) market, distribute, or sublicense Licensed Products for use on any hardware/software platform other than the Designated Platform (defined in Exhibit A) and (4) create derivative works, the term "derivative" shall be defined in the United States Copyright Act, Title 17 of U.S. Code, Section 101.

   PR shall grant Buyer the right to draft end user reference materials. Buyer shall have the right to incorporate portions of PR's copyrighted documentation regarding the Licensed Products into Buyer's materials, as long as all PR copyrights are preserved and PR copyright notices reproduced.

   Buyer shall be responsible for producing all materials, including packaging, documentation, and disks, except as noted in Exhibit F.

b. Fees and Royalties Buyer shall pay to PR royalty fees as set forth in Exhibit C in accordance with the payment schedule set forth in Section 1(d) for each copy of Licensed Products distributed by Buyer under Section 1(a) of this Agreement.

   PR may, from time to time, release new versions of the Licensed Program which contain bug fixes or very small enhancements ("Maintenance Upgrades"). These versions are available to Buyer as per the terms of the Maintenance Program in Exhibit E.

   PR may, from time to time, release new versions of the Licensed Program which contain significant enhancements, and/or added functionality ("Upgrades"). Additional fees may be charged by PR for copies of and the right to sublicense such Upgrades, so long as any such fees are fairly applied to all PR customers and not just Buyer and follow the terms of the Maintenance Program in Exhibit E.


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c. Taxes  Any and all amounts due to PR hereunder are exclusive of, and Buyer shall pay, any sales, use, property, license, value added, withholding, excise or similar tax, federal, state, or local, that may be imposed upon or with respect to Licensed Products or its delivery, sale, use, or possession and any insurance premiums, packing charges, inspection fees, duties, tariffs, imposts, and similar charges, exclusive of taxes based on PR's net income.

d. Payment Schedule, Reporting, and Audit Right Payments for royalties and license fees accrued during any calendar quarter will be due within thirty
   (30) days of the end of such calendar quarter. Buyer agrees to keep all proper records relating to its distribution of Licensed Products under this Agreement. PR may cause an audit to be made of the applicable records in order to verify statements rendered hereunder. Any such audit shall be conducted only by a certified public accountant and shall be conducted during regular business hours at Buyer's offices and in such a manner as not to interfere with Buyer's normal business activities. In no event shall an audit be made more frequently than annually. PR shall bear the expenses of any such audit unless such audit reveals that royalties paid by Buyer under Section I(b) for any quarter are less than 90% of what should have been paid by Buyer for such quarter, in which event the costs of such audit shall be borne by Buyer, plus a fee equal to 1.5% of the amount due per month, calculated from the date such payment was due. Prompt payment of any amount found due and owing PR, including audit expenses due PR under this Section, shall be made by Buyer upon demand by PR.

e. Proper Sublicensing Buyer shall distribute Licensed Products under this Agreement by sublicensing to its customers, which may include end users or resellers, the right to use Licensed Products solely as part of the Buyer's Products, and all sublicenses of Licensed Products by Buyer shall be written in nature and include, terms and conditions similar to those set forth in Exhibit D. Should any customer breach the terms and conditions in Exhibit D, Buyer agrees to promptly notify PR of the breach. If such breach remains uncured beyond 30 days Buyer will, upon written request of PR, immediately terminate the license of such customer.

2. Support; Maintenance Buyer shall have the sole responsibility for first-line technical support of the Buyer's Products. Buyer shall not refer end users to PR unless first screened by Buyer. At Prime
   Recognition's discretion, technical support may be made available to those customers.

   Buyer must purchase, and renew annually, PR's current maintenance program ("Maintenance") for all Licensed Products used and distributed by Buyer, including development tool kits licensed for internal development efforts. If maintenance program on any product lapses then, until maintenance program on all products has been reinstated, (1) PR will discontinue its maintenance program to Buyer, and (2) PR will not license additional units or options to Buyer. Notwithstanding the foregoing, the parties agree that Buyer shall not be required to pay Maintenance fees for any copy of a Licensed Product that is no longer being supported under Buyer's own maintenance program. PR's Maintenance program and fees are described in Exhibit E, attached hereto. The parties agree that, regardless of when the fees are paid, Maintenance shall not begin on an externally licensed unit of the Licensed Product until such unit has been distributed by Buyer.

3. Marketing Buyer shall reproduce PR's trademarks, copyright, and any other proprietary rights notice on all copies of Licensed Products distributed by Buyer under this Agreement. If PR or its trademarks are mentioned in any marketing or product text Buyer will use the trademarks which PR uses in conjunction with marketing and distributing the PR products. PR shall own, and Buyer shall assert no ownership interest in any of the marks PR uses in connection with PR products.

4. Warranties, Disclaimers and Limitations of Liability

a. PR's Warranty

   i. Functionality Warranty PR warrants for a period of 90 days from the Effective Date that Licensed Products will perform the functions described in the Product Manual when properly operated in accordance with the Product Manual on the Designated Platform. For any breach of the above warranty, Buyer's exclusive remedy, and PR's entire liability, shall be for PR, as its own expense, to correct (including developing suitable workarounds) any reported Program Error, Program Error defined as a reproducible and repeatable error in Licensed Products which prevent Licensed Products from substantially conforming to or performing in accordance with the Product Manual. If PR is unable to correct such error conditions within a 30 day period from the date first reported to PR, then PR shall refund to Buyer all license fees and royalties paid under Section I(b) of the Agreement. PR does not warrant that the operation of Licensed Products will be uninterrupted or error-free, or that all errors


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         will be corrected, or that Licensed Products will satisfy Buyer's requirements or that Licensed Products will operate in the combinations which Buyer may select.

     ii. Media Warranty. PR warrants the media containing Licensed Products to be free of defects in materials and workmanship under normal use for 90 days from and after the date on which the media is delivered to Buyer. During such 90 day period, Buyer may return defective media to PR and same will be replaced without charge. Such replacement of media is Buyer's exclusive remedy and PR's entire liability in the event of a media defect.

    iii. Year 2000 Compliance. PR warrants that the Licensed Products are designed to be used prior to, during, and after the calendar year 2000 A.D., and that the Licensed Products will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century provided that all products, particularly the operating system software, used in combination with such Licensed Products properly exchange date data with it. ("Year 2000 Compliant"). Specifically:
         (1) the Licensed Products will not abnormally end or provide invalid or incorrect results as a result of date data, specifically including date data which represents or references different centuries or more than one century; (2) the Licensed Products has been designed to ensure year 2000 compatibility, including, but not limited to, date data century recognition, calculations which accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century; (3) the Licensed Products are and will continue to be Year 2000 Compliant. All date processing by the Licensed Products will include four digit year format and recognize and correctly process dates for Leap Year.

     iv. Time-bomb Warranty. PR further warrants that the Licensed Products do not and shall not contain any viruses, traps, time-bombs, worms, trojan horses, protect codes, data destruct keys or any other instructions that may terminate or disrupt the operation of the Licensed Products at any time or for any purpose, except for that code that tests for the presence of the required (and correctly configured) hardware key.

b. Warranty Disclaimers and Limitations. THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTEES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Any misuse or unauthorized modification of the Licensed Products shall void this warranty. Repair or replacement of a part, code, or other item, if performed within the initial 90 day period, and after 60th day shall extend the warranty period to 30 days from the time of such repair or replacement.

c. No Warranty Pass-Through. Buyer shall not pass through to its customers or any other third party the warranties made by PR under this Section 4, shall make no other representations to its customers or any other third party on behalf of PR, and shall expressly indicate to its customers that they must look solely to Buyer in connection with any problems, warranty, claim, or other matters concerning Licensed Products. No warranty, representation or agreement herein shall be deemed to be made for the benefit of any customer of Buyer or any other third party.

d. Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, OR BASED ON A WARRANTY, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. PR'S LIABILITY FOR DAMAGES UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AMOUNTS ACTUALLY PAID BY BUYER TO PR UNDER THIS AGREEMENT. THE FOREGOING LIMITATIONS SHALL NOT APPLY TO PR'S INDEMNITY OBLIGATIONS UNDER SECTION 5 HEREOF.

5. Indemnity

a. PR Indemnity. PR shall be responsible for and shall indemnify, defend and hold Buyer harmless from any and all losses, liability, or damages arising out of, or incurred, in connection with a claim that Licensed Products, if used within the scope of this Agreement, infringes a United States copyright or patent ("Claim"), and PR will indemnify Buyer from any damages finally awarded based upon a Claim, provided that: (i) Buyer notifies PR in writing within 30 days of any Claim, (ii) PR has sole control of the defense and all related settlement negotiations, and (iii) Buyer provides PR with the assistance, information and authority

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    necessary to perform the above. Reasonable out-of-pocket expenses incurred by Buyer in providing such assistance will be reimbursed by PR. PR shall have no liability for any Claim to the extent it is based on:
    (i) use of a superseded or altered release of Licensed Products if such infringement would have been avoided by the use of current unaltered releases of Licensed Products that PR provides to Buyer or (ii) the combination, operation, or use of Licensed Products with products or data not furnished by PR if such infringement would have been avoided by the use of Licensed Products without such products or data. In the event Licensed Products is held or is believed by PR to infringe a Claim, PR shall have the option, at its expense, to (i) modify Licensed Products to be non-infringing, (ii) obtain for Buyer the right to continue using Licensed Products, or (iii) terminate this Agreement and refund to Buyer all license fees and royalties paid under Section 1(b) of this Agreement. This Section 5a states Buyer's exclusive remedy and PR's entire liability for any infringement.

b. Buyer Indemnity Buyer shall be responsible and shall indemnify and hold PR harmless for any and all losses, liability, or damages arising out of, or incurred, in connection with (i) Buyer's use of Licensed Products, except for warranty claims under Section 4(a) above and third party infringement claims as set forth in Section 5(a) above, and (ii) any unauthorized representation, warranty, or agreement, express or implied, made by Buyer to any of its customers or any other third party with respect to Licensed Products, provided that: (i) PR notifies Buyer in writing within 30 days of any Claim, (ii) Buyer has sole control of the defense and all related settlement negotiations, and (iii) PR provides Buyer with the assistance, information and authority necessary to perform the above. Reasonable out-of-pocket expenses incurred by PR in providing such assistance will be reimbursed by Buyer. This Section 5b states PR's exclusive remedy and Buyer's entire liability for any of the actions described above.

6.  Proprietary Rights

a. Ownership of Proprietary Rights PR shall retain all of its rights or title to and ownership of all copyrights, trademarks, trade secrets, patents, and all other intellectual property rights related to or embodied in Licensed Products. Except as otherwise expressly provided in this Agreement, Buyer has no right, title, or interest in Licensed Products or any intellectual property right relating to Licensed Products.

b. Non-disclosure By operation of and performance under this Agreement, the parties may have access to information that is confidential to one another (the "Confidential Information"). The Confidential Information shall be limited to Licensed Products and information related thereto, which are PR's Confidential Information, and all information clearly marked as confidential. A party's Confidential Information shall not include information which: (i) is or becomes a part of the public domain through no act or omission of the other party; (ii) was already in the other party's lawful possession, all as is documented by the other party;
    (iii) is lawfully disclosed to the other party by a third party without restriction on such disclosure; or (iv) is independently developed by the other party without violation of this Agreement. The parties agree not to disclose or make each other's Confidential Information available, in any form, to any third party or to use each other's Confidential Information except as expressly permitted in this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents (who have access to same because of and on a need-to-know basis) in violation of any provision of this Agreement. Notwithstanding any restrictions on use of Confidential Information contained in the Agreement, but subject to applicable copyright and patent rights of the parties set forth herein, each party shall be free to use the Residuals from any Confidential Information and any ideas and/or concepts contained therein for any purpose, including use in the development, manufacture, marketing and maintenance of products and services. "Residuals" means information contained in Confidential Information in intangible form which may be retained in unaided memory by those employees of one party to this Agreement who have had access to Confidential Information of the other party pursuant to the Agreement.

7. Export Law Compliance, U.S. Government Rights and Compliance with Laws Buyer understands and recognizes that Licensed Products and other materials made available to it hereunder maybe subject to the export administration regulations of the United States Department of Commerce and other United States government regulations related to the export of technical data and equipment and products produced therefrom. Buyer is familiar with and agrees to comply with all such regulations, including any future modifications thereof, in connection with the distribution of Licensed Products. Buyer further acknowledges that it is knowledgeable about U.S. Government export licensing requirements or that it will become so prior to engaging, directly or indirectly, in any export transaction involving Licensed Products, related documentation or PR technical data.

                                       4



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     Licensed Products and documentation are provided with Restricted Rights.
     Use, duplication or disclosure by the U.S. Government is subject to restrictions as set forth in subparagraph (c)(1)(i) of the Rights in Technical Data and Computer Software clause at 15 CFR 252.227-7013.
     Buyer agrees to place equivalent language on any Buyer's Products that include Licensed Products to maintain this protection. Furthermore, if applicable, Buyer shall be responsible for obtaining at its own expense all required non-U.S. governmental approvals and authorizations in connection with its marketing and distribution of Licensed Products.

8.   Term, Termination, and Effect of Termination

a. Term The term of this Agreement shall commence on the Effective Date and continue for three years thereafter, unless and until earlier terminated pursuant to Section 6(b) of this Agreement. After this term the Agreement will automatically renew on each anniversary of the Effective Date unless either party gives the other written notice of non-renewal at least one hundred and eighty (180) days prior to such anniversary.

b. Termination by Either Party Notwithstanding anything herein contained to the contrary, either party, as applicable, shall have the right, in addition and without prejudice to any other rights or remedies, to terminate this Agreement as follows:

     i. by either party, effective immediately upon written notice if the other party commits any material breach of the terms hereof which shall not have been remedied within 30 days of the receipt by the party in default of notice specifying the breach and requiring its remedy; or

     ii. by either party, effective immediately upon written notice if (A) all or a substantial portion of the assets of the other party are transferred to an assignee for the benefit of creditors, to a receiver or to a trustee in bankruptcy, (B) a proceeding is commenced by or against the other party for relief under bankruptcy or similar laws and such proceeding is not dismissed within 50 days, or (C) the other party is adjudged bankrupt.

c. Effect of Termination Termination or expiration of this Agreement shall not affect any other rights of either party which may have accrued up to the date of such termination or expiration and (i) Buyer shall not be relieved of any obligation for any sums due to PR under this Agreement;
     (ii) neither party shall be relieved of any confidentiality obligation under Section 4(b) of this Agreement; and neither party shall be relieved of its indemnity obligation under Section 5 of this Agreement.

d. Buyer's Duties Upon Termination Upon any termination or expiration of this Agreement, Buyer agrees to immediately cease using or distributing Licensed Products and certify in writing to PR within 30 days after such termination that Buyer has destroyed, or permanently erased, or has returned to PR, all copies of Licensed Products and all related documentation (in all forms, partial or complete).

     PR will provide a credit to Buyer for up to twelve (12) units in Buyer's inventory (not yet sublicensed to users) at time of termination subject to following conditions: (a) If Buyers owes monies to PR, this credit will be used to reduce debt first. Any excess credit will be refunded to Buyer, and (b) hardware keys and any other PR sourced materials must be returned for each unit.

     No termination or expiration of this Agreement shall affect the rights of end-users or resellers, who acquired the Licensed Products (as part of the Buyer's Products) pursuant to this Agreement.

9.   Miscellaneous

a. Assignment, Benefits and Binding Nature of Agreement Buyer may not assign, sublicense (except as expressly permitted in this Agreement) or transfer its rights or delegate its obligations under this Agreement without the prior written consent of PR, which shall not be unreasonably withheld. Notwithstanding the foregoing, Buyer may assign the Agreement (without PR's consent) to an entity which controls it, it controls or with which it is under common control. In the case of any permitted assignment or transfer of or under this Agreement, this Agreement or the relevant provisions shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators, and assigns of the parties hereto.

b. Entire Agreement This Agreement, along with the Exhibits attached and referenced herein, embodies the final, complete and exclusive understanding between the parties, and replaces and supersedes all previous oral or written agreements, understandings,

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

   or arrangements between the parties with respect to the subject matter contained herein. This Agreement may not be modified or amended except in a writing signed by an authorized officer of each party hereto.

c. Force Majoure Neither party shall be liable to the other for its failure to perform any of its obligations under this Agreement, except for payment obligations, during any period in which such performance is delayed or rendered impracticable or impossible due to circumstances beyond its reasonable control, provided that the party experiencing the delay promptly notifies the other of the delay.

d. Notice Except as otherwise provided in this Agreement, notices required to be given pursuant to this Agreement shall be effective when received, and shall be sufficient if given in writing, hand-delivered, sent by First Class United States Mail, return receipt requested (for all types of correspondence), postage prepaid, or sent by overnight courier service and addressed as follows:

     To PR:                               To Buyer:

     Kenn T. Dahl                         Scott Johnsen
     Prime Recognition                    Restrac, Inc.
     Four Buttercup Street                91 Hartwell Ave.
     San Carlos, CA 94070                 Lexington, MA 02173

   The parties may change the name and address of the person to whom all notices or other documents required under this Agreement must be sent at any time by giving written notice to the other party.

f. Governing Law This Agreement shall be interpreted in accordance with the laws of the state of California.

g. Waiver The failure of either party to enforce the provisions of this Agreement shall not be deemed a waiver of such provisions or of the right of such party thereafter to enforce such provisions.

h. Severability In the event that any provision of this Agreement shall be held to be unenforceable or invalid, the enforceable or valid portion thereof and the remaining provisions of this Agreement will remain in full force and effect.

i. Independent Contractors The parties are not employees or legal representatives of the other party for any purpose. Neither party shall have the authority to enter into any contracts in the name of or on behalf of the other party.



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IN WITNESS THEREOF, the undersigned have executed and delivered this
Agreement by their duly authorized representatives as of the date first set forth above.


Prime Recognition Corporation              Restrac, Inc.




By: /s/ Kenn T. Dahl                By: /s/ Cynthia Eades
   ---------------------------          ------------------------------
   (signature)                          (signature)

   Kenn T. Dahl                          Cynthia Eades
    President                             Chief Financial Officer

Date:  7-2-98                            Date:  6-26-98
     -------------------------                -----------------------

                                   Exhibit A
                                   ---------

                               Licensed Products
                               -----------------

                 Product ID                                       Description
                 ----------                                       -----------
                 OCR-NT-L3                                 PrimeOCR NT Level 3
                 OCR-DS                                    Image Deskew
                 OCR-IE                                    Image Enhancement
                 OCR-ETO                                   Enhanced Text Output
                 OCR-CILR                                  Confidence/Image Location Reporting


                              Designated Platform
                              -------------------

Windows NT and all hardware which supports this operating system and Intel CPU binary compatibility, and meets PR's then current minimum system requirements.

                          Current System Requirements

32MB of Free RAM (assumes standard configuration, excludes RAM required by OS and other resident applications)
Active LPT1 Printer Port with no other hardware keys present
20MB of free disk space
CD ROM drive (for installation)

Future system requirements may differ.

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                                   Exhibit B
                                   ---------

                                Buyer's Products
                                ----------------


                           Restrac Hire for Intranet

                                  Exhibit C

                      Licensing Fees, Terms and Conditions

Product Versions

PR will provide Buyer with Versions 2.70, and 3.0 of the above mentioned licensed products. Buyer will sublicense only one version at any one time.

Products with Version 2.70 may be upgraded to Version 3.0 for a special price of **** (**** ** *********) until 7/1/99.

Configuration

The minimum PrimeOCR configuration to be used by Buyer is shown in Exhibit A.

********** ******** *******, *** **** ******* ********* ** *** *********, ***
** ***** *** ** ********* **** ** *** **** ******* ****** ******** ***** (***
** **** *****, ***** ** ***** ***** ***** ** ***** (*-*)) *** ** *******. ***
******* ******* *** ********** ** **** *******: (*) ***-** "****** ****"
****** (*/**** ******), ******* ******** ** ***, *** (*) ***-*** "*** ******"
******, ********* ** ** **'* ********** *** **** ** ******** ** * **** **
**** *****, ********* ******** ****** *******. ** *** ****** ** **** ******,
********* ** *********, ***** ********* ******* ****** **************,
********* *** *** ******* **, ******* ****** ** ******** ******, ****** **'*
******* ** *** *** ******* ** ***** ******* ***** **** *********.

******** ****** ******** *** *****

***** (*-*) ***** *** ******** ******** ******** ** ***** *** ********
******** ***** ** ***** ** ***** ***** ********. ***** ******** ****** ** ***
*** ********* ** ** *** ***** ********* ***,*** (***** ********) ** ********
******** ***** ******** **** *** ***** ** ***** *****. *** ******* *****
******** ** ***. **** ******* ******** *** ** ********* ** *** ***** **
******* ********** ** ** ***** ***,***.

Maintenance

A first year annual maintenance program is required for every product licensed. After the first year, if Buyer has its customer under a maintenance agreement then PR maintence program is also in effect. However, at any point in time, payments to PR for maintenance programs must be equivalent to at least 50% of all outstanding units being covered by the maintenance program.

Pricing of maintenance program is 15% of the then current list price of license. Maintenance program costs are discounted by the then current discount level. First year maintenance program costs are due at the same time as license costs are due.

On the annual anniversary of this Agreement the maintenance program costs of all licensed programs are aggregated into one term which runs from the Anniversary date to the next Anniversary date. Any products licensed for the first time in the prior year will be prorated so that the maintenance coverage for these products now extends to the next Anniversary date. PR will prepare and send an invoice of this cost at it's earliest convenience after Anniversary date, and invoice is due 30 days after receipt by Buyer, with overdue balances accruing a 1.5% per month fee.

Security

Each PrimeOCR unit licensed will include a hardware key for security.

                     Special Table (C-2) & (C-3) Discounts

Fees for "New Customer"

Table (C-2) shows a final per unit cost of **,***.** ** *****'* ******* ******** *****. This represents a *** discount off of PR's list prices at the time of Effective Date and is available to any new Restrac Hire for Intranet customer, "New Customer" subject to the conditions noted below. One year of maintenance program charges are included in Buyer's initial Fees and are discounted at the special rate. The discount on subsequent year maintenance program renewals will follow the schedule outlined in Table (C-1).

The New Customer discount (***) and cost (**,***.**) shown in Table (C-2) expire one year after the Effective Date of this Agreement. After that time, New Customer pricing can change based upon Buyer's current discount level and price changes to PR's products.

Fees for "Upgrade Customer"

Table (C-3) provides the same PrimeOCR configuration shown in Table (C-2), but includes an even lower cost of **,***.** for existing Restrac Hire customers who upgrade to Hire for Intranet, "Upgrade Customer". This *** discount (calculated from PR's list prices at the time of Effective Date) is restricted to existing (pre V4.0) Restrac Hire customers and subject to the conditions noted below. One year of maintenance program charges are included in Buyer's initial Fees and are discounted at the special rate. The discount on subsequent year maintenance program renewals will follow the schedule outlined in Table (C-1).

The number of Upgrade Customer units available for license is limited to ***. Additional units may be licensed at the then current New Customer price.

The Upgrade Customer discount (***) and cost (**,***.**) shown in Table (C-3) expire two years after the Effective Date of this Agreement. Additional units may be licensed at the then current New Customer price.

Table (C-2) & (C-3) Discount Conditions

To qualify for the discounts shown in Tables (C-2) and (C-3), Buyer must adhere to the following conditions:

     Configuration: The minimum configuration to be used by Buyer for all licenses is shown in Table (C-2).

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     Returns: None of the Pre-License fees are refundable, for example, refunds shown in Section 8(d) do not apply to the Pre-License units.

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                                       12

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                                      13

                                   Exhibit D

                              End User Sublicense
                              -------------------
                          Minimum Terms and Conditions
                          ----------------------------

              (Attach Restrac's standard Software License Agreement)

                                   Exhibit E

                    Prime Recognition Maintenance Program

Benefits
--------

Technical Support
                                Unlimited contacts at no charge
                                Telephone: 650-631-9800
                                     8:30AM-6:00PM Pacific Time, Monday-Friday
                                      except Holidays
                                FAX: 650-631-5686
                                EMAIL: support@primerecognition.com
                                FTP: ftp.primerecognition.com

Access To Maintenance Upgrades
                                No charge
                                Contact Technical support for availability of new releases

Discount on Feature Upgrades
                                50% discount on list cost of upgrade
                                Contact Sales for information on availability
                                 and pricing

Access to Onsite Support
                                $125/hour, 4 hour minimum including travel time Plus travel expenses
                                $500 plus expected travel expenses paid up
                                 front
                                Prime Recognition may refuse an onsite
                                 support request


Cost
----

15% of purchase price per year, paid at beginning of year. Succeeding year maintenance price increases are limited to a maximum of 5% per year.
If program is terminated no refund is made for any remaining period of coverage.
If program is terminated and then reinstated, normal maintenance price is incurred for period in which maintenance was not purchased.

Limitations
-----------
(1) Technical support is limited to Prime Recognition's products running under supported environments.

(2) All Prime Recognition products licensed by user must be under a active Prime Recognition maintenance program to receive maintenance on any product.

(3) Prime Recognition does not warrant that its software is free of defects, nor does it warrant that it can fix any or all defects. Prime Recognition does warrant that it will use standard levels of effort to fix bugs identified, or develop "work arounds", in a timely manner. Prime Recognition offers one level of resolution escalation. Customers may send Prime Recognition a written letter documenting problem. Prime Recognition has three days to accept the problem as conforming to its maintenance requirements (e.g., software is operating on a supported platform, problem is not caused by a third party product from user, etc.). If accepted Prime Recognition has another three days to fix problem, develop a work around, document to user why fix will take more than three days to fix, or document to user why problem can not be fixed.

(4) Versions more than one year old will be supported at PR's discretion.

                                   Exhibit F

               Responsibilities for Licensed Product Components
               ------------------------------------------------

PR will supply all hardware keys at its expense. Buyer must order from PR the specific configuration of options that will be or have been licensed to Buyer's customer. PR will program key and deliver key to Buyer with a 3 business day turnaround. The number of keys supplied to Buyer should match the number of Licensed Products licensed in any quarter. PR will not accept returns of keys unless they are proven defective.